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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  July 22, 2005


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
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                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03.     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
               UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

        On July 22, 2005, Nexen Inc. (the "COMPANY") entered into a Credit Agreement (the "CREDIT AGREEMENT") by and among the Company, Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other institutions from time to time party thereto as lenders (the "LENDERS") and The Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the Lenders to provide for certain revolving term credit facilities (the "CREDIT FACILITIES") of up to US $2 billion. Under the terms of the Credit Agreement, the Company has the right to allocate up to US $280 million of the Credit Facilities to each of two wholly owned subsidiaries, Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited (the "SUBSIDIARIES"). The Company has guaranteed the obligations of the Subsidiaries under the Credit Agreement (the "GUARANTEE"). The proceeds from the initial drawdown under the Credit Facilities of US $780 million were used to repay in full all outstanding indebtedness under three prior credit agreements to which the Company was a party. Such prior credit agreements were cancelled upon the closing of the Credit Agreement. The Credit Facilities are available for the general corporate purposes of the Company and its Subsidiaries.

        Borrowings under the Credit Agreement are unsecured. The maturity date of the Credit Facilities is July 22, 2010 unless extended by the Lenders in accordance with the terms of the Credit Agreement.

        Pursuant to the terms of the Credit Agreement, the Company has the right to increase the amount of the Credit Facilities to an amount not exceeding US $2.3 billion by adding additional financial institutions as lenders and/or by increasing the commitments of existing Lenders with their consent and subject to compliance with the other requirements of the Credit Agreement.

        Borrowings under the Credit Facilities bear interest, at the Company's option, at either the Canadian dollar prime rate, the U.S. dollar base rate, the U.S. dollar prime rate, the pound sterling call rate or the U.S. dollar call rate in the London market, or at rates equal to U.S. dollar or pound sterling LIBOR or Canadian dollar bankers' acceptance rate plus an applicable margin. The applicable margin in each case is based upon the unsecured, unsubordinated long term debt rating of the Company by Moody's Investors Service, Inc. and Standard & Poor's Rating Group.

        The Credit Agreement contains various covenants that limit, among other things, the Company's ability to:

        - make any material change in its business which would have a material adverse effect;

        - create liens or security interests other than permitted encumbrances; and

        -      enter into a merger, winding-up or consolidation.

        The Credit Agreement also contains a financial covenant that requires the Company to maintain a ratio of Long Term Debt to EBITDA not exceeding 3.50:1.00.


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        The payment obligations under the Credit Agreement may be accelerated upon the occurrence of defined events of default, including the following:

        -      failure to pay principal or interest under the Credit Facilities;

        -      events of insolvency or bankruptcy;

        -      failure to comply with other covenants in the Credit Agreement;

        - judgments or seizures of assets in excess of the greater of US $100 million and 1.5% of consolidated net tangible assets; and

        - default under certain other indebtedness in an amount exceeding US $100 million and 1.5% of consolidated net tangible assets.


        The foregoing description of the Credit Agreement and the Guarantee is a summary and does not contain all of the exceptions and qualifications that may apply. Copies of the Credit Agreement and the Guarantee are filed as Exhibits
10.1 and 10.2 hereto, respectively, and are incorporated by reference herein. The foregoing description of the Credit Agreement and the Guarantee is qualified in its entirety by reference to such exhibits.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

        The following Exhibit is filed as part of this report:

        10.1 Credit Agreement, dated as of July 22, 2005, by and among Nexen Inc., Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other institutions from time to time party thereto as lenders and The Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the lenders.

        10.2   Guarantee of Nexen Inc., dated as of July 22, 2005.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: July 27, 2005

                                                NEXEN INC.


                                                By: /s/ Rick C. Beingessner
                                                    --------------------------
                                                    Name:  Rick C. Beingessner
                                                    Title: Assistant Secretary


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                                  EXHIBIT INDEX
                                  -------------


  EXHIBIT        DESCRIPTION
  -------        -----------

   10.1 Credit Agreement, dated as of July 22, 2005, by and among Nexen Inc., Nexen Holdings U.S.A. Inc. and Nexen Petroleum U.K. Limited as borrowers, the financial institutions named therein and other institutions from time to time party thereto as lenders and The Toronto-Dominion Bank, Toronto Dominion (Texas) LLC and The Toronto-Dominion Bank, London Branch as agents of the lenders.

   10.2          Guarantee of Nexen Inc., dated as of July 22, 2005.